UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2006

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

13925 Ballantyne Corporate Place, Suite 400, Charlotte, NC 28277
(Address of principal executive offices) (zip code)

704-501-1100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 15, 2006, Carlisle Companies Incorporated (the “Company”) entered into an Underwriting Agreement, dated August 15, 2006, with Banc of America Securities LLC, in connection with the public offering and sale of $150,000,000 aggregate principal amount of the Company’s 6 1/8 % Notes due 2016 (the “Notes”), and entered into a related Pricing Agreement, dated August 15, 2006, among the Company, Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.  The Notes were registered for offer and sale by the Company’s Registration Statement on Form S-3 (Registration No. 333-88998).  In connection with the public offering and sale of the Notes, the Company filed a prospectus supplement dated August 15, 2006 and a prospectus dated June 5, 2002 (collectively, the “Final Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended.  The terms of the Notes are further described in the Final Prospectus, which description is hereby incorporated herein by reference.

The Notes are being issued on August 18, 2006 pursuant to the Indenture, dated as of January 15, 1997, between the Company and U.S. Bank National Association (as successor to State Street Bank and Trust Company, as successor to Fleet National Bank) (the “Original Trustee”), as amended and supplemented by a First Supplemental Indenture, dated as of August 18, 2006, among the Company, the Original Trustee and The Bank of New York Trust Company, N.A. (the “Series Trustee”), which provides for the appointment of the Series Trustee to serve as the registrar, paying agent and trustee with respect to the Notes.

The documents listed as exhibits in Item 9.01 below are filed as exhibits with reference to the Company’s Registration Statement on Form S-3 (Registration No. 333-88998).

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 15, 2006, between Carlisle Companies Incorporated and Banc of America Securities LLC

4.1

First Supplemental Indenture, dated as of August 18, 2006, among Carlisle Companies Incorporated, U.S. Bank National Association (as successor to State Street Bank and Trust Company, as successor to Fleet National Bank) and The Bank of New York Trust Company, N.A.

4.2	Form of Note

5.1	Opinion of Steven J. Ford regarding the Notes

23.1	Consent of Steven J. Ford (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

	By:	/s/ Carol P. Lowe
	Name:	Carol P. Lowe
	Title:	Vice President & Chief Financial Officer
Dated: August 18, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 15, 2006, between Carlisle Companies Incorporated and Banc of America Securities LLC

4.1

First Supplemental Indenture, dated as of August 18, 2006, among Carlisle Companies Incorporated, U.S. Bank National Association (as successor to State Street Bank and Trust Company, as successor to Fleet National Bank) and The Bank of New York Trust Company, N.A.

4.2	Form of Note

5.1	Opinion of Steven J. Ford regarding the Notes

23.1	Consent of Steven J. Ford (contained in Exhibit 5.1)